SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): July 29, 1997


                            KOS PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

    FLORIDA                     000-22171                  65-0670898
    -------                     ---------                  ----------
(State or other                (Commission               (IRS Employer
jurisdiction of                 File No.)               Identification
incorporation)                                               No.)



                             1001 BRICKELL BAY DRIVE
                                   SUITE 2502
                              MIAMI, FLORIDA 33131
                              --------------------
                    (Address of principal executive offices)


                                  305-577-3464
                                  ------------
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

         In a press release dated July 29, 1997, Kos Pharmaceuticals, Inc. (the "Company") announced its receipt of clearance from the United Stated Food & Drug Administration to market the Company's Niaspan/registered trademark/ product. A copy of the press release is included as Exhibit 99.1 herein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      The following exhibit is filed as part of this report:

                  99.1   Press Release of the Company dated July 29, 1997.





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



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     KOS PHARMACEUCTICALS, INC.



                                     By: /s/ DANIEL M. BELL
                                        -----------------------------------
                                        Daniel M. Bell
                                        President & Chief Executive Officer


Dated:  July 29, 1997




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                                  EXHIBIT INDEX



EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------

99.1                Press Release of the Company dated July 29, 1997.














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